UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒                     Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under §240.14a-12

FBL Financial Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing party:

	(4)	Date Filed:

The below communication was sent to agents of FBL Financial, Inc. regarding their Matching Savings accounts.

Since announcing on Monday (1-11-21) that Farm Bureau Property Casualty Insurance Company and the Iowa Farm Bureau Federation will take FBL Financial Group private, we have received questions about the Matching Savings Program. Primarily, questions relate to how funds will be distributed and what happens next. Please read on for details.

We’re pleased to tell you Matching Savings Program guidelines have been modified to allow participants to take cash out of the program for FBL Financial Group, Inc. shares without terminating participation. This one-time exception applies only to the automatic sale of shares resulting from the closing of the proposed go-private transaction. Keep in mind, funds received may be deposited into a new or existing Matching Savings option within 60 days of the transaction close. Program participants may contribute up to the total amount of the cash received for FBL Financial Group, Inc. shares.

The go-private transaction requires regulatory and shareholder approval and the satisfaction of other closing conditions. The transaction is expected to close by midyear. Transaction closing will result in the distribution of funds in the form of a check mailed to individual shareholder’s address of record. To take advantage of the one-time exception (as noted above), you must deposit funds into a new or existing Matching Savings option; including RBC Brokerage or fee-based accounts (new or existing), Farm Bureau Life Insurance Company fixed annuities (new or existing), or an existing Prudential Annuity designated as a Matching Savings fund. You will need to complete the attached form and submit to agencyservices@fbfs.com.

When transitioning funds to a new vehicle, a copy of the trade confirmation of the sale of FBL Financial Group, Inc. shares must be provided to show the date and the amount of the sale.

1.	For RBC or existing Prudential annuity deposits: provide copies of the trade confirmation to bdoperations@fbfs.com and agencyservices@fbfs.com when depositing your proceeds.
2.	For Farm Bureau Life Insurance Company annuity deposits: provide copies of the trade confirmation to FBannuityservice@fbfs.com and agencyservices@fbfs.com when sending in the funds. NOTE: some annuity contracts may have an annual contribution limit.

If you have additional questions about the Matching Savings Program, please contact Agency Services at agencyservices@fbfs.com. For questions about how buying and selling stock impacts you personally, including potential capital gains, please consult your tax advisor.

Forward-Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information). When we use words such as “anticipate,” “intend,” “plan,” “seek,” “believe,” “may,” “could,” “will,” “should,” “would,” “could,” “estimate,” “continue,” “predict,” “potential,” “project,” “expect,” or similar expressions, we do so to identify forward-looking statements.  Forward-looking statements are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond our control, including general economic and market conditions, industry conditions, operational and other factors. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain the requisite shareholder or regulatory approval for the proposed transaction or the failure to satisfy other conditions to completion of the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; risks that the proposed transaction disrupts current plans and operations; the ability to recognize the benefits of the transaction; the amount of the costs, fees, and expenses and charges related to the transaction; change in interest rates; changes in laws and regulations; differences between actual claims experience and underwriting assumptions; relationships with Farm Bureau organizations; the ability to attract and retain sales agents; adverse results from litigation; and the impact of the COVID-19 pandemic and any future pandemics. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in FBL Financial Group’s filings with the SEC, including FBL Financial Group’s Annual Report on Form 10-K and FBL Financial Group’s quarterly reports on Form 10-Q. The statements in this communication speak only as of the date of this communication and we undertake no obligation or intention to update or revise any forward-looking statement, whether as a result of new information, changes in assumptions, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, FBL Financial Group will file with the SEC a proxy statement on Schedule 14A and will file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that FBL Financial Group may file with the SEC. INVESTORS IN, AND SECURITY HOLDERS OF, FBL FINANCIAL GROUP ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed with the SEC by FBL Financial Group through the web site maintained by the SEC at www.sec.gov or by contacting the individuals listed below.

Participants in the Solicitation

FBL Financial Group and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding FBL Financial Group’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in FBL Financial Group’s Annual Report on Form 10-K for the year ended December 31, 2019, as amended. A more complete description will be available in FBL Financial Group’s proxy statement on Schedule 14A (when available). You may obtain free copies of these documents as described in the preceding paragraph.